UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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[ ]	Preliminary Proxy Statement	[ ]	Confidential, For Use
[ ]	Definitive Proxy Statement		of the Commission Only
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[ ]	Soliciting Material under Rule 14a-12		14a-6(e)(2))

IRONCLAD PERFORMANCE WEAR CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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IRONCLAD PERFORMANCE WEAR CORPORATION

1920 Hutton Court, Suite 300

Farmers Branch, TX 75234

(972) 996-5664

NOTICE OF POSTPONED 2017 ANNUAL MEETING OF STOCKHOLDERS

NEW MEETING DATE JULY 26, 2017

TO THE STOCKHOLDERS OF IRONCLAD PERFORMANCE WEAR CORPORATION:

Notice is hereby given that the 2017 Annual Meeting of Stockholders of Ironclad Performance Wear Corporation, a Nevada corporation (the “Company”), previously scheduled to be held on June 27, 2017, has been postponed until July 26, 2017, at 10:00 a.m. Central Time, at the Company’s offices, located at 1920 Hutton Court, Suite 300, Farmers Branch, TX 75234.

At the Annual Meeting, stockholders of record as of the close of business on May 4, 2017, will be asked to consider and act upon the following matters, as more fully described in the proxy statement for the Annual Meeting that we previously mailed to stockholders:

1.	To elect five (5) members of the Board of Directors;
2.	To ratify the appointment of BDO USA, LLP as the independent accountants for the fiscal year ending December 31, 2017;
3.	To hold an advisory vote on executive compensation;
4.	To adopt the Ironclad Performance Wear Corporation 2017 Omnibus Incentive Plan authorizing the issuance of up to 3,000,000 shares of common stock pursuant to awards granted thereunder;
5.	To authorize the Board of Directors to effectuate, in its discretion, an amendment to the Articles of Incorporation, as amended, to effectuate a reverse stock split of common stock of no less than 1-for-12 and no greater than 1-for-20 at any time before May 31, 2018, with special treatment for certain of the Company’s stockholders to preserve round lot holders; and
6.	To transact other business properly presented at the meeting or any postponement or adjournment thereof.

These are the same matters that were stated in the Notice of Annual Meeting given on May 12, 2017, and to be to be considered and voted upon by our stockholders at the previously scheduled June 27, 2017 Annual Meeting.

The record date for the Annual Meeting will remain May 4, 2017. Stockholders who have already submitted their proxies will not need to submit a new proxy.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD PREVIOUSLY SENT TO YOU. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors

June 23, 2017

Jeffrey D. Cordes

Chief Executive Officer, Director